SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant      |X|
  Filed by a Party other than the Registrant  | |

  Check the appropriate box:
  | |  Preliminary Proxy Statement
                                | | Confidential, for Use of the Commission Only
                                     (as permitted by Rule 14a-6(e)(2))
  |X|  Definitive Proxy Statement
  | |  Definitive Additional Materials
  | |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIO-IMAGING TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.
  | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:

--------------------------------------------------------------------------------
  | |  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                         BIO-IMAGING TECHNOLOGIES, INC.
                            826 Newtown-Yardley Road
                        Newtown, Pennsylvania 18940-1721



To Our Stockholders:

     You are most cordially invited to attend the 2000 Annual Meeting of Stockholders of Bio-Imaging Technologies, Inc. at 9:00 A.M., local time, on Friday, February 25, 2000, at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                        Sincerely,



                                        Mark L. Weinstein
                                        President and Chief Executive Officer

                         BIO-IMAGING TECHNOLOGIES, INC.
                            826 Newtown-Yardley Road
                        Newtown, Pennsylvania 18940-1721

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 25, 2000

     The Annual Meeting of Stockholders (the "Meeting") of BIO-IMAGING TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania, on Friday, February 25, 2000, at 9:00 A.M., local time, for the following purposes:

(1) To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of Arthur Andersen LLP as independent auditors for the year ending September 30, 2000; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock and Series A Preferred Stock, $0.00025 par value, of record at the close of business on January 14, 2000 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                            By Order of the Board of Directors


                                            Robert J. Phillips
                                            Secretary

Newtown, Pennsylvania
January 28, 2000

        The Company's 1999 Annual Report accompanies the Proxy Statement.

                         BIO-IMAGING TECHNOLOGIES, INC.
                            826 Newtown-Yardley Road
                        Newtown, Pennsylvania 18940-1721

                 -----------------------------------------------

                                 PROXY STATEMENT

                 -----------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-Imaging Technologies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, February 25, 2000 (the "Meeting"), at the Company's executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.00025 par value ("Common Stock"), and Series A Preferred Stock, $0.00025 par value ("Series A Stock"), as of the close of business on January 14, 2000 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 7,773,878 shares of Common Stock issued and outstanding and entitled to vote and 416,667 shares of Series A Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. Each share of Series A Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 8,190,545. The holders of all classes of stock will vote as a single class.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock and Series A Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock and Series A Stock represented by the proxies will be voted (i) FOR the election of the six nominees named below as Directors, (ii) FOR the ratification of the appointment of Arthur Andersen LLP, as independent auditors for the year ending September 30, 2000, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock and Series A Stock, in the aggregate, having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock and Series A Stock, in the aggregate, represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about January 28, 2000. The Annual Report to Stockholders of the Company for the fiscal year ended September 30, 1999 ("Fiscal 1999"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of January 14, 2000. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of January 14, 2000.

                              ELECTION OF DIRECTORS

     At the Meeting, six Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors and nominees for election to the Board are as follows:

                                              SERVED AS A
NAME                               AGE       DIRECTOR SINCE
----                               ---       --------------

Mark L. Weinstein.............      46            1998

Jeffrey H. Berg, Ph.D.........      56            1994

Marc Berger...................      52            1998

David E. Nowicki, D.M.D.......      47            1998

David M. Stack................      48            2000

James A. Taylor, Ph.D..........     60            1994

     The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows:

     Mr. Weinstein has been a Director of the Company since March 1998 and has served as the President and Chief Executive Officer of the Company since February 1998. Mr. Weinstein joined the Company in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining the Company, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group.

     Dr. Berg has been a Director of the Company since January 1994, has been a senior research analyst for MH Meyerson, a brokerage firm, since September 1994 and has been President of Health Care Insights, a healthcare research and consulting firm, since March 1991. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp. ("GKN"), an investment banking firm which served as the underwriter in the Company's June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for The Chicago Corporation, a brokerage firm. Dr. Berg also is a member of the Board of Directors of Allou Health and Beauty Care, LifeQuestMedical, IMX Corporation and Biologix International and is a member of the Compensation Committees of Life Quest Medical and Allou Health and Beauty Care.

     Mr. Berger has been a Director of the Company since September 1998 and has served as Senior Vice President, Managing Director, of Aegis Capital, a brokerage firm, since April 1995 and has been the President of MKB Associates Inc., a financial consulting firm, since 1995. From June 1990 to April 1995, Mr. Berger was Vice President of Seco West Ltd., also a brokerage firm.

     Dr. Nowicki has been a Director of the Company since July 1998 and was appointed Chairman of the Board of Directors of the Company in October 1999. He currently is a self-employed periodontist. Dr. Nowicki has been a sole practitioner and owner of a dental office consisting of five individuals since September 1981.

     Mr. Stack has been a Director of the Company since January 2000. From May 1995 to December 1999, he served as the President and General Manager of Innovex Inc., a marketing company offering a full range of commercial solutions to clinical research companies. From April 1993 to May 1995, Mr. Stack had been the Vice President of Business Development and Marketing for Immunomedics, Inc., a biopharmaceutical company focused on the development, manufacture and commercialization of diagnostic imaging and therapeutic products for the detection and treatment of cancer and infectious diseases. From May 1992 to March 1993, Mr. Stack had been the Director of Business Development and Planning for Infectious Disease, Oncology and Virology of Roche Laboratories. Prior to that, he held various other positions with Roche Laboratories for approximately 11 years, and was a retail pharmacist for approximately 3 years after graduating from college.

     Dr. Taylor has been a Director of the Company since October 1994, has been a partner at Merchant-Taylor International, Inc., a bio-pharmaceutical consulting firm, since May 1995 and has been President of Taylor Associates, a regulatory and product development consulting firm since October 1992. From 1987 to 1992, Dr. Taylor was Vice President and Chief Regulatory Officer of ImmunoGen Inc., a pharmaceutical company. From 1983 to 1987, he was Vice President, Regulatory Affairs of Carter-Wallace, Inc. Prior to that, Dr. Taylor was employed in various capacities by ICI Pharmaceuticals for four years and Pfizer Central Research for 12 years.

     None of the Company's Directors are related to any other Director or to any executive officer of the Company. The Company has agreed to take all actions necessary to nominate and cause the election to the Board of Directors of three designees of Covance Inc., a substantial stockholder of the Company. Such obligation terminates at such time as Covance owns less than 200,000 shares of Common Stock. Covance has informed the Company that it does not intend to designate any Directors for the 2000 fiscal year. However, Covance has reserved all rights under its agreement with the Company for subsequent years.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation/ISO Committee which makes recommendations concerning salaries and incentive compensation for management and employees of the Company and which administers the Company's 1991 Stock Option Plan, as amended (the "Plan"). The Compensation/ISO Committee is currently comprised of Drs. Berg and Taylor. The Compensation/ISO Committee held two meetings in Fiscal 1999. The Board of Directors also has an Audit Committee, currently comprised of Dr. Nowicki and Mr. Berger, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held three meetings in Fiscal 1999. There were thirteen meetings of the Board of Directors during Fiscal 1999. During Fiscal 1999, each incumbent Director attended at least seventy-five percent (75%) of the meetings of the Board of Directors held during the period for which he had been a Director and all meetings of the committee on which he or she served.

COMPENSATION OF DIRECTORS

     Each non-employee Director shall receive annual compensation for serving on the Board of $15,000, up to $7,500 of which is to be paid in equal quarterly cash installments, and the balance of which is to be paid in the form of stock options, with an exercise price based on the fair market value of the Company's Common Stock as of each anniversary of the first day of the service period, to be granted pursuant to the Plan, and such options shall vest ratably over the period of service. Moreover, such options are subject to a pro-rata reduction if a Director attends, with respect to the applicable year, less than seventy-five percent (75%) of all Board meetings and all meetings of any Committee on which he or she serves. In addition, all Directors were and currently are reimbursed for their expenses for each Board meeting and each Compensation/ISO Committee and Audit Committee meeting attended.

     Pursuant to such non-employee Director compensation policy, the following Directors were granted options under the Plan during Fiscal 1999:

                                 NUMBER OF SHARES                                  EXERCISE PRICE
         DIRECTOR           UNDERLYING OPTIONS GRANTED          GRANT DATE           PER SHARE
         --------           --------------------------          ----------           ---------
Jeffrey H. Berg, Ph.D.....           11,905                  January 27, 1999          $0.63
Marc Berger...............           11,905                 September 24, 1999         $0.63
David E. Nowicki, D.M.D...           11,905                    July 22, 1999           $0.63
James A. Taylor, Ph.D.....           11,905                  January 20, 1999          $0.63

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                        CAPACITIES IN             IN CURRENT
NAME                             AGE    WHICH SERVED              POSITION SINCE
----                             ---    ------------              --------------

Mark L. Weinstein..........       46    President and Chief       February 1998
                                        Executive Officer

Robert J. Phillips(1)......       37    Vice President and        March 1995
                                        Chief Financial
                                        Officer

Andrew Reiter(2)...........       45    Vice President and        April 1997
                                        Managing Director
                                        of Bio-Imaging
                                        Technologies B.V.

-----------

(1) Mr. Phillips, a certified public accountant, joined the Company in July 1992 and was appointed Controller in May 1993. In March 1995, he was elected to his current position. Prior to joining the Company, he was a Senior Accountant with BDO Seidman LLP, an international accounting and consulting firm. On January 17, 2000, Mr. Phillips tendered his resignation to the Company to be effective January 31, 2000. As of January 31, 2000, Mr. Weinstein assumed the responsibilities of Chief Financial Officer of the Company, in addition to serving as President and Chief Executive Officer.

(2) Mr. Reiter joined the Company in July 1992 as Director of Clinical Applications Development responsible for the Company's software and systems development and was appointed Vice President and Managing Director of Bio-Imaging Technologies, B.V., the Company's European facility in April 1997. Prior to joining the Company, he spent 18 years with various pharmaceutical and bio-technology companies in the clinical research and information systems development areas.


     None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 1999

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during Fiscal 1999 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the three years ended September 30, 1999.

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                                  Long-Term
                                                                                Compensation
                                                           Annual               ------------
                                                        Compensation               Awards
                                            ------------------------------------------------

                                                                                  Securities
                                                                   Other Annual   Underlying     All Other
                                               Salary     Bonus    Compensation     Options    Compensation
     Name and Principal Position        Year    ($)        ($)         ($)            (#)           ($)
                   (a)                   (b)    (c)        (d)         (e)            (g)           (i)
-----------------------------------------------------------------------------------------------------------
Mark L. Weinstein (1)...............    1999    180,000      --          --            --           --
       President and Chief Executive    1998    177,523      --          --         150,000         --
       Officer                          1997     58,333      --          --         100,000         --

Robert J. Phillips..................    1999    135,000      --          --          15,000         --
       Vice President and Chief         1998    128,591      --          --          15,000         --
       Financial Officer                1997    109,769   15,000         --          15,000         --

Andrew Reiter (2)...................    1999    120,750      --       36,024         15,000         --
       Vice President and Managing      1998    115,000      --       36,024         10,000         --
       Director of Bio-Imaging          1997    103,942      --       24,016         10,000         --
       Technologies B.V.
-----------------------------------------------------------------------------------------------------------
---------

 (1) Mr. Weinstein was appointed by the Board of Directors as Interim Chief Executive Officer on December 19, 1997 and later appointed by the Board of Directors as the President and Chief Executive Officer of the Company on February 20, 1998. On January 17, 2000, Mr. Phillips tendered his resignation to the Company to be effective January 31, 2000. As of January 31, 2000, Mr. Weinstein assumed the responsibilities of Chief Financial Officer of the Company, in addition to serving as President and Chief Executive Officer.

(2) Mr. Reiter is currently working in the Netherlands as an ex-patriot. As such, his other compensation represents goods and services and housing differentials paid for cost of living differences between the United States and the Netherlands.

Option Grants in Fiscal 1999

     The following table sets forth information concerning individual grants of stock options made pursuant to the Plan during Fiscal 1999 to each of the Named Executives and its Chief Executive Officer. The Company has never granted any stock appreciation rights.

                                OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------
                                         Individual Grants
------------------------------------------------------------------------------------------------------
                                       Number of      Percent of
                                      Securities     Total Options
                                      Underlying      Granted to
                                        Options      Employees in     Exercise or
                                        Granted      Fiscal Year      Base Price
               Name                       (#)             (%)           ($/Sh)       Expiration Date
                (a)                       (b)(1)          (c)(2)         (d)               (e)
------------------------------------------------------------------------------------------------------
Mark L. Weinstein.................           --           --             --                --

Robert J. Phillips(3).............       15,000           10%            0.63       September 21, 2009

Andrew Reiter(3)..................       15,000           10%            0.63       September 21, 2009

------------------------------------------------------------------------------------------------------

-----------

(1) The options were granted as incentive stock options and terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2)  Based on an  aggregate  of 150,000  options  granted to employees in Fiscal
     1999.

(3) Subject to certain criteria, such options become exercisable to the extent of 25% on the date of grant and 25% on each of the first, second and third anniversaries of the date of grant.

Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values

     The following table sets forth information concerning each exercise of options during Fiscal 1999 by each of the Named Executives and its Chief Executive Officer and the fiscal year-end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
-------------------------------------------------------------------------------------------
                                                            Number of         Value of
                                                            Securities      Unexercised
                                                            Underlying      In-the-Money
                                                           Unexercised       Options at
                                                            Options at         Fiscal
                                Shares                    Fiscal Year-End     Year-End
                              Acquired on       Value           (#)            ($) (1)
                               Exercise       Realized      Exercisable/     Exercisable/
          Name                    (#)            ($)       Unexercisable    Unexercisable
          (a)                     (b)            (c)            (d)             (e)
-------------------------------------------------------------------------------------------

Mark L. Weinstein..........       --             --       120,000/130,000        $0/$0

Robert J. Phillips.........       --             --        75,000/25,000         $0/$0

Andrew Reiter..............       --             --        58,083/20,417         $0/$0
-------------------------------------------------------------------------------------------

-----------

(1)     Based on a fiscal year end fair market value of the underlying securities equal to $0.44.

EMPLOYMENT   CONTRACTS,   TERMINATION  OF  EMPLOYMENT,   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     On May 21, 1998, the Company executed an Overseas Assignment Policy with Mr. Reiter regarding his temporary transfer to the Netherlands for a two year period whereby the Company agreed to provide a cost of living adjustment and severance pay for Company initiated termination equal to one month of Mr. Reiter's current annual salary for each year of service with the Company, not to exceed six months. In addition, the Company executed an employment agreement with Mr. Weinstein on April 15, 1998 (the "Employment Agreement"), whereby the Company has agreed to pay Mr. Weinstein an annual base salary of $180,000. Pursuant to the terms of the Employment Agreement, Mr. Weinstein is also eligible to receive, in addition to certain benefits and perquisites, bonuses and incentive compensation, the amount of which are to be determined by the Board of Directors in its sole discretion.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

     There are, as of January 14, 2000, approximately 117 holders of record of the Company's Common Stock. The following table sets forth certain information, as of January 14, 2000, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date,
(ii) each of the Company's Directors (which includes all nominees), Named Executives and Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                            AMOUNT AND NATURE OF       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)     BENEFICIAL OWNERSHIP(1)  OF CLASS(2)
---------------------------------------     -----------------------  -----------
(i)   Certain Beneficial Owners:

Covance Inc............................         2,355,000                 30.3
(formerly Corning Pharmaceutical
 Services Inc.)
210 Carnegie Center
Princeton, New Jersey 08540

Daniel Posilovich......................           548,000                  7.0
1729 S. Douglass #C
Anaheim, CA  92806

Fairview Cemetery of Westfield Corp....           491,596 (3)              6.3
1100 E. Broad Street, Box 850
Westfield, New Jersey 07090

Investment Partners of America, L.P....           483,334 (4)              5.9
732  West Eighth Street
Plainfield, New Jersey 07060

(ii)  Directors (which includes all
      nominees), Named Executives and
      Chief Executive Officer:

Mark L. Weinstein......................           238,500 (5)              3.0
Robert J. Phillips.....................            80,750 (6)              1.0
Andrew Reiter..........................            73,583 (7)                *
Jeffrey H. Berg, Ph.D..................            38,691 (8)                *
Marc Berger............................           117,545 (9)              1.5
David E. Nowicki, D.M.D. ..............            52,500 (3)(10)            *
David M. Stack.........................           140,500 (11)             1.8
James A. Taylor, Ph.D..................            32,798 (12)               *

(iii) All Directors and executive
      officers as a group (8 persons)..           774,867 (5)(6)(7)(8)     9.8
                                                          (9)(10)(11)(12)

-----------
*       Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

(2) Applicable percentage of ownership is based on 7,773,878 shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder which are presently exercisable or will become exercisable within 60 days after January 14, 2000.

(3) Dr. Nowicki is the trustee for the Fairview Cemetery of Westfield Corp. and disclaims beneficial ownership of all of such shares.

(4) Includes 416,667 shares issuable upon conversion of the Series A Stock and an aggregate of 66,667 shares issuable upon the exercise of outstanding Class C Warrants. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Transactions with IPA."

(5) Includes 130,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 14, 2000. Excludes 120,000 shares underlying options which become exercisable over time after such period.

(6) Represents 80,750 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 14, 2000. Excludes 19,750 shares underlying options which become exercisable over time after such period.

(7) Includes 61,583 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 14, 2000. Excludes 16,917 shares underlying options which become exercisable over time after such period.

(8) Represents 38,691 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 14, 2000.

(9) Represents 50,000 shares owned indirectly by Mr. Berger in the MKB Associates Inc. Profit Sharing Account and 50,000 shares owned indirectly by Mr. Berger in the MKB Associates Inc. Pension Fund Account, of which Mr. Berger is the beneficial owner, and 600 shares owned directly by Mr. Berger in his Individual Retirement Account. Includes 16,945 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 14, 2000. Excludes 4,960 shares underlying options which become exercisable over time after such period.

(10) Includes 17,500 shares issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after January 14, 2000. Excludes 2,976 shares underlying options which become exercisable over time after such period.

(11) Represents 47,500 shares owned directly by Mr. Stack, and 25,000 shares owned by his wife, Christine Stack, and 68,000 shares owned by a trust established for the benefit of his minor children, of which Mr. Stack is the beneficial owner of all of such shares.

(12) Represents 32,798 shares issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after January 14, 2000.

SERIES A STOCK

     There is, as of January 14, 2000, one holder of record of the Company's Series A Stock. The following table sets forth certain information, as of January 14, 2000, with respect to holdings of the Company's Series A Stock by
(i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Series A Stock outstanding as of such date,
(ii) each of the Company's Directors (which includes all nominees), Named Executives and Chief Executive Officer, and (iii) all Directors and executive officers as a group.

                                               AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)       BENEFICIAL OWNERSHIP(1)   OF CLASS
---------------------------------------       -----------------------   --------

(i)  Certain Beneficial Owners:

Investment Partners of America, L.P..........          416,667            100%
732  West Eighth Street
Plainfield, New Jersey 07060

(ii) Directors (which includes all nominees), Named Executives and Chief Executive
     Officer:

Mark L. Weinstein............................             --               --
Robert J. Phillips...........................             --               --
Andrew Reiter................................             --               --
Jeffrey H. Berg, Ph.D........................             --               --
Marc Berger..................................             --               --
David E. Nowicki, D.M.D......................             --               --
David M. Stack...............................             --               --
James A. Taylor, Ph.D........................             --               --

(iii)All Directors and executive officers as
     a group (8 persons).....................             --               --

-------------
(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the persons named.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


TRANSACTIONS WITH IPA

     The Company has 416,667 shares of Series A Stock outstanding with IPA. The Series A Stock provides for (i) voting rights on an as-converted to Common Stock basis, with standard protective provisions; (ii) a liquidation preference of $1.20 per share; (iii) anti-dilution protection and price protection provisions;
(iv) cumulative dividends of $0.096 per share per annum, payable out of funds legally available for the payment of dividends and only upon declaration of dividends by the Board of Directors of the Company; and (v) registration rights with respect to the shares of Common Stock issuable upon conversion of Series A Stock. Dividends are payable in cash or in the Company's Common Stock at the Company's discretion.

     The Company has neither paid nor declared dividends on its Common Stock since its inception and does not plan to pay dividends on its Common Stock in the foreseeable future. The Company expects that any earnings which the Company may realize and which are not paid as dividends to holders of Series A Stock will be retained to finance the growth of the Company.

     The Class C Warrants contain certain maintenance rights pursuant to which, subject to certain conditions, whenever the Company proposes to issue new securities, it must first offer to IPA the right to purchase, on the same terms as are offered to the other purchasers of the new securities, such number of new securities as are required to ensure that IPA's percentage ownership of the Company shall be the same after the proposed sale as it was prior to such sale. In addition, the Company granted registration rights, subject to certain conditions, with respect to the Class C Warrants, and the shares of Common Stock underlying such securities.

     On September 22, 1997, IPA exercised its Class A Warrants and Class B Warrants to purchase 833,334 shares of Common Stock of the Company. The Class A and Class B Warrants were issued to IPA pursuant to the Purchase Agreement dated December 8, 1995. IPA exercised all of the Class A and Class B Warrants held of record by IPA on behalf of itself and certain of its designees. IPA did not exercise the Class C Warrants held of record by IPA to purchase 66,667 shares of the Company's Common Stock. The Class A and Class B Warrants were exercised at an exercise price of $0.63 per share. The Company received approximately $525,000 in net proceeds from the exercise of the Class A and Class B Warrants by IPA. The Company has not and will not receive any of the proceeds from any sales of such shares of Common Stock by IPA or its designees.

TRANSACTIONS WITH COVANCE

     On October 13, 1994, the Company and Covance Inc. entered into an agreement whereby Covance purchased; (i) 2,355,000 shares of the Company's Common Stock, $0.00025 par value, (ii) a warrant to purchase 250,000 shares of Common Stock with an initial exercise price of $1.25 per share and (iii) a warrant to purchase 250,000 shares of Common Stock with an initial exercise price of $1.50 per share (the "Warrants"), for an aggregate purchase price of $1,819,500. The Warrants expired on October 13, 1998 without being exercised.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder approval, retained Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending September 30, 2000. Neither of the firms nor any of their members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

     One or more representatives of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

     On January 12, 1998, the Company selected Arthur Andersen LLP to act as independent accountants for the Company and informed the prior auditors, Goldstein Golub Kessler LLP, formerly, Goldstein, Golub, Kessler & Company, P.C., of its decision. In connection with its audits for each of the two years in the period ended September 30, 1997 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for each of the two years in the period ended September 30, 1997 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. The prior auditors have furnished the Company with a letter addressed to the SEC stating their agreement with the above statements. Such letter appeared as Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on January 15, 1998. Prior to retaining Arthur Andersen LLP, the Company had not consulted with Arthur Andersen LLP regarding accounting principles or the type of opinion that would be rendered on the Company's financial statements.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by September 30, 2000.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     BIO-IMAGING TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON JANUARY 14, 2000 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                           By Order of the Board of Directors




                                           Robert J. Phillips
                                             Secretary

Newtown, Pennsylvania
January 28, 2000

                         BIO-IMAGING TECHNOLOGIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Mark L. Weinstein and Maria
T. Kraus, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania, on Friday, February 25, 2000, at 9:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1.   ELECTION OF DIRECTORS.
                 Nominees:   Jeffrey H. Berg, Ph.D., Marc Berger,
                             David E. Nowicki, D.M.D., David M. Stack;
                             James A. Taylor, Ph.D.; and Mark L. Weinstein.

(Mark one only)
VOTE FOR all the nominees listed above;  except vote withheld from the following
nominees (if any). |   |



------------------------------------------------------------------

VOTE WITHHELD from all nominees.  |   |


2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

FOR  |   |                       AGAINST  |   |                   ABSTAIN  |   |


                  (continued and to be signed on reverse side)

3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                                        Dated:
                                              --------------------------


                                        --------------------------------
                                        Signature of Stockholder


                                        --------------------------------
                                        Signature of Stockholder if held jointly

                                        THIS PROXY MUST BE SIGNED
                                        EXACTLY AS THE NAME APPEARS
                                        HEREON.  WHEN SHARES ARE HELD
                                        BY JOINT TENANTS, BOTH SHOULD
                                        SIGN. IF THE SIGNER IS A
                                        CORPORATION, PLEASE SIGN FULL
                                        CORPORATE NAME BY DULY
                                        AUTHORIZED OFFICER, GIVING FULL
                                        TITLE AS SUCH. IF A
                                        PARTNERSHIP, PLEASE SIGN IN
                                        PARTNERSHIP NAME BY AUTHORIZED
                                        PERSON.

I WILL | |  WILL NOT | | attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.